SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 1, 2012 (July 31, 2012)

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrants as specified in their charters)

Delaware	001-33443	20-5653152
Delaware	000-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C. (collectively, the “DH Debtors”), filed voluntary petitions for relief (the “DH Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”).

As also previously disclosed, on May 30, 2012: (i) Dynegy Inc. (“Dynegy”), (ii) Dynegy Gas Investments, LLC (“DGIN”), (iii) Dynegy Coal Holdco, LLC, (iv) the DH Debtors, (v) the beneficial owners of a portion of the outstanding senior notes issued by DH (the “Senior Notes”), solely in their capacities as holders of such Senior Notes and not in any other capacity (the “Consenting Senior Noteholders”), (vi) Resources Capital Management Corporation (“RCM”), Resources Capital Asset Recovery, L.L.C., Series DD and Series DR, Roseton OL LLC (“Roseton OL”), Danskammer OL LLC (“Danskammer OL”), Roseton OP LLC, and Danskammer OP LLC, (vii) the beneficial owners of a portion of those certain pass-through trust certificates (the “Lease Certificates”) evidencing fractional undivided interests in the pass through trust established pursuant to that certain pass through trust agreement and which, among other things, holds the outstanding notes issued by Roseton OL and Danskammer OL, as owner lessors (the “Lease Certificate Holders”), under the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement related to Roseton Units 1 and 2, dated as of May 8, 2001, and the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement related to Danskammer Units 3 and 4, dated as of May 8, 2001 (the “Lease Indentures”),  who are parties thereto, solely in their capacities as holders of such Lease Certificates and not in any other capacity (the “Consenting Lease Certificate Holders”),  (viii) DO S1 Limited, (ix) Loomis, Sayles & Company, L.P., solely in its capacity as a holder of  Series B 8.316% subordinated capital income securities due 2027 and (x) Claren Road Asset Credit Master Fund Ltd entered into an amended and restated plan support agreement (the “Amended Plan Support Agreement”), pursuant to which Dynegy and DH agreed to amend the plan of reorganization for DH to reflect the terms contained in the Amended Plan Support Agreement. On May 31, 2012, Dynegy and DH filed the Amended Plan Support Agreement as part of Exhibit 10.1 to their Form 8-K with the Securities and Exchange Commission.

On June 8, 2012, Dynegy and DH, as co-plan proponents filed a Third Amended Chapter 11 Plan of Reorganization for DH (the “Third Amended Plan”) and a related disclosure statement with the Bankruptcy Court reflecting agreements reached among the Plan Proponents and DH’s major creditor constituencies. On June 18, 2012, the Plan Proponents filed a Modified Third Amended Chapter 11 Plan of Reorganization (the “Plan”) and a related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court reflecting certain amendments to the Third Amended Plan pursuant to further agreements reached among DH, Dynegy and DH’s major creditor constituencies.  On July 3, 2012, the Bankruptcy Court entered an order approving the Disclosure Statement in the DH Chapter 11 Cases.

On July 6, 2012, Dynegy filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court (the “Dynegy Chapter 11 Case”). On July 10, 2012, the Bankruptcy Court entered an order approving the Disclosure Statement in the Dynegy Chapter 11 Case. The orders approving the Disclosure Statement in the DH Chapter 11 Cases and the Dynegy Chapter 11 Case (together the “Chapter 11 Cases”) allowed DH and Dynegy to begin soliciting formal creditor votes on the Plan and authorized them to modify the Plan and the Disclosure Statement such that they reflect the commencement of the Dynegy Chapter 11 Case and constitute a plan of reorganization and disclosure statement for both DH and Dynegy, each as debtors thereunder.

On July 12, 2012, DH and Dynegy filed in their respective Chapter 11 Cases a Joint Chapter 11 Plan of Reorganization for DH and Dynegy (the “Joint Plan”) and related disclosure statement (the “Joint Disclosure Statement”), which reflects such modifications. The Joint Plan is subject to confirmation by the Bankruptcy Court and the confirmation hearing is scheduled for September 5, 2012.

On July 31, 2012, as provided for in the Amended Plan Support Agreement, Dynegy, DH, the Consenting Senior Noteholders, the Consenting Lease Certificate Holders and RCM (collectively, the “Amendment Parties”) entered into the First Amendment to the Amended Plan Support Agreement (the “First Amendment”).

In particular, the First Amendment provides as follows (subject to the terms and conditions contained therein), which include, among other things, modifications made to conform to the Joint Plan:

                                                 (i)                                     only (a) the holders of a majority of the aggregate principal amount of the Senior Notes and constituting not less than two Consenting Senior Noteholders (the “Majority Consenting Senior Noteholders”) or (b) the holders of a majority of the aggregate principal amount of Lease Certificates (the Majority Consenting Lease Certificate Holders”), and no other parties, may assert that the Plan is not a “Conforming Plan” (as defined in the Amended Plan Support Agreement) because of claims asserted against Dynegy (such assertion, a “Non-Conforming Plan Assertion”); and

                                              (ii)                                     in the event of a Non-Conforming Plan Assertion:

(a)                      the applicable parties, agree to seek a Conforming Plan Determination or Non-Conforming Plan Determination on an expedited basis and request that the Bankruptcy Court set a hearing date no later than 20 days after the Non-Conforming Plan Assertion is delivered;

(b)                      none of the parties to the Amended Plan Support Agreement or the creditors’ committee appointed in the DH Chapter 11 Cases (the “Creditors’ Committee”) will seek, direct any other person to seek, or support any other party in seeking, appellate review of any Conforming Plan Determination or Non-Conforming Plan Determination;

(c)                       if a Non-Conforming Plan Assertion is delivered by either the Majority Consenting Senior Noteholders or the Majority Consenting Lease Certificate Holders, but not both, the parties who did not deliver a Non-Conforming Plan Assertion shall not be permitted to deliver a Non-Conforming Plan Assertion once the Bankruptcy Court renders a Conforming Plan Determination or a Non-Conforming Plan Determination; and

(d)                      if, and only if, a Non-Conforming Plan Assertion is delivered by the Majority Consenting Senior Noteholders or the Majority Consenting Lease Certificate Holders, the Creditors’ Committee may appear and be heard in connection with such Non-Conforming Plan Assertion in the Bankruptcy Court; provided that (i) the Creditors’ Committee shall not (x) seek appellate review of a Conforming Plan Determination or a Non-Conforming Plan Determination or (y) file or otherwise initiate any request for reconsideration of such determination and (ii) in the event Dynegy and the party or parties who have made the Non-Conforming Plan Assertion agree to a consensual resolution of such assertion, the Creditors’ Committee shall not have any further right to appear or be heard in connection therewith;

                                           (iii)                                     Dynegy agrees to provide by August 6, 2012, (a) copies of all proofs of claim timely filed against Dynegy (and will provide copies of untimely proofs of claim promptly after receipt), and (b) on an expedited basis, any reasonably requested diligence materials relating to the claims filed against Dynegy, in each case to the PSA Parties (and the Creditors’ Committee);

                                          (iv)                                     the September 10, 2012 deadline for entry of the Confirmation Order shall be extended to September 21, 2012; and

                                             (v)                                     solely in the event of a Non-Conforming Plan Assertion, if, as of September 21, 2012, the Bankruptcy Court has not yet rendered a Conforming Plan Determination or a Non-Conforming Plan Determination, (a) the deadline for the entry of an order confirming a Conforming Plan shall be extended to the date that is five (5) days after the Bankruptcy Court makes a Conforming Plan Determination or a Non-Conforming Plan Determination; and (b) the deadline for the occurrence of the effective date of a Conforming Plan (currently October 1, 2012) shall be extended to the date that is fifteen (15) days after the Plan Confirmation Milestone.

This summary of the terms of the First Amendment is qualified in its entirety by the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits:

Exhibit No.	Document
10.1	First Amendment, dated July 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.

Date: August 1, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

DYNEGY HOLDINGS, LLC

Date: August 1, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document
10.1	First Amendment, dated July 31, 2012